A BETTER STATE OF BANKING Veritex Holdings, Inc. Second Quarter 2024 Results Earnings Release July 24, 2024 NASDAQ: VBTX © 2024 Veritex Bank Member FDIC

2 Forward-Looking Statements This presentation includes “forward-looking statements”, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on various facts and derived utilizing assumptions, current expectations, estimates and projections and are subject to known and unknown risks, uncertainties and other factors, which change over time and are beyond our control, that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include, without limitation, statements relating to the expected payment of Veritex’s quarterly cash dividend; the impact of certain changes in Veritex’s accounting policies, standards and interpretations; turmoil in the banking industry, responsive measures to mitigate and manage such turmoil and related supervisory and regulatory actions and costs and Veritex’s future financial performance, business and growth strategy, projected plans and objectives, as well as other projections based on macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “seeks,” “targets,” “outlooks,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Veritex’s Annual Report on Form 10-K for the year ended December 31, 2023 and any updates to those risk factors set forth in Veritex’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the Securities and Exchange Commission (“SEC”), which are available on the SEC’s website at www.sec.gov. If one or more events related to these or other risks or uncertainties materialize, or if Veritex’s underlying assumptions prove to be incorrect, actual results may differ materially from what Veritex anticipates. Accordingly, you should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by law. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Veritex or persons acting on Veritex’s behalf may issue. This presentation also includes industry and trade association data, forecasts and information that Veritex has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Veritex, which information may be specific to particular markets or geographic locations. Some data is also based on Veritex's good faith estimates, which are derived from Veritex management's knowledge of the industry, markets and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Veritex believes these sources are reliable, Veritex has not independently verified the information contained therein. While Veritex is not aware of any misstatements regarding the industry data, forecasts and information included in this presentation, such data forecasts, and information and Veritex's estimates based thereon involve risks, assumptions and uncertainties and are subject to change based on various factors. Veritex does not undertake any obligation, and specifically declines any obligation, to supplement, update or revise such data forecasts, and information and Veritex's estimates based thereon, whether as a result of new information, future developments or otherwise, except as required by law. This presentation contains certain non-GAAP (generally accepted accounting principles) financial measures, including tangible book value per common share (“TBVPS”), tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”), operating earnings, pre-tax, pre-provision (“PTPP”) operating earnings, diluted operating earnings per shares (“EPS”), operating return on average assets (“ROAA”), PTPP operating ROAA, Operating ROATCE, operating efficiency ratio, operating noninterest income, operating noninterest expense and adjusted net interest margin (“NIM”). Veritex’s management uses these non-GAAP financial measures to evaluate its operating performance and provide information that is important to investors. The non-GAAP financial measures that Veritex discusses in this presentation should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. Use of Non-GAAP Financial Measures

3 (line chart represents ADC as a % of RBC) Total ACL (% ACL to Total Loans) Strengthening the Balance Sheet 105.4% 94.9% 93.6% 91.7% 91.8%100.4% 90.7% 89.1% 86.9% 85.9% 2Q23 3Q23 4Q23 1Q24 2Q24 Loan to Deposit Ratio 29.2% 21.0% 20.4% 19.4% 18.9% 2Q23 3Q23 4Q23 1Q24 2Q24 Reliance on Wholesale Funding1($ in millions) $102,150 $109,831 $109,816 $112,032 2Q23 3Q23 4Q23 1Q24 2Q24 9.76% 10.11% 10.29% 10.37% 10.49% 2Q23 3Q23 4Q23 1Q24 2Q24 CET1 / Total RWA $9,234 $10,197 $10,338 $10,654 $10,725 2Q23 3Q23 4Q23 1Q24 2Q24 Deposit Growth $113,431 1.05% 1.16% (line chart represents LDR, excluding MW loans) 327.2% 317.0% 320.2% 318.8% 320.2% 115.2% 115.9% 118.7% 108.3% 107.2% 300. 305. 310. 315. 320. 325. 330. $0.80 $1.30 2Q23 3Q23 4Q23 1Q24 2Q24 CRE Concentration as % of RBC 1 Reliance on wholesale funding % is calculated at the Veritex Community Bank level. ($ in thousands)

4 2024 Second Quarter Highlights Balance Sheet1 Total Total Loans $9.8 Total Deposits $10.7 1 Total loans and deposits $ in billions as of June 30, 2024. 2 Refer to the reconciliation of Non-GAAP financial measures at the end of this presentation. 3 Net income $ in millions. Key Highlights • Pre-tax Pre-provision = $44.4 Million • 1.42% PTPP Return on Average Assets • 1.83% PTPP Return on Average Loans • NPAs decreased 17 basis points from 1Q24 to 0.65% of total assets • NIM expanded to 3.29%, a 5 basis point improvement from the prior quarter • CET1 grew 12 bps to 10.49% • Deposits grew $1.5 Billion, or 16%, year over year • Loans grew $101.9 Million, or 1.1%, year over year • Named one of the top employers in the 2024 – 2025 U.S. News and World Reports as overall "Best Companies to Work For," "Best in Banking," and "Best Companies in the South" 2Q24 2Q242 Key Performance Metrics Reported Operating Net Income3 $27.2 $28.3 Diluted EPS $0.50 $0.52 ROAA 0.87% 0.91% ROATCE 10.54% 10.94% Efficiency Ratio 59.11% 58.41%

5 Credit Quality Summary • 2024 annualized net charge-offs are 0.25% • Since 2019, acquired work out credits made up 78% of net charge-offs • NPA / Total Assets decreased 17 bps to 0.65% quarter over quarter 2Q23 3Q23 4Q23 1Q24 2Q24 0.00% 0.10% 0.20% 0.30% 30-59 Past Due 60-89 Past Due 90+ Past Due Totals: $25,188 $27,158 $60,459 $22,581 $15,322 Past Due Trend % of Total Loans1 Net Charge-off Acquired/Originated Lookback ($ in millions) ($ in millions) $68.3 $79.9 $95.8 $103.8 $83.0 0.55% 0.65% 0.77% 0.82% 0.65% 0.0% 0.1% 0.2% 0.3% 0.4% 0.5% 0.6% 0.7% 0.8% 0.9% 2Q23 3Q23 4Q23 1Q24 2Q24 NPAs NPAs/Total Assets NPAs / Total Assets 1 Total loans excludes Loans Held for Sale and MW loans. 2 Net charge-offs are annualized for 1Q24 and 2Q24. NCOs2 0.19% 0.36% 0.38% 0.16% 0.25% 0.22% 0.28% 75% decrease in total past dues from end of year 2023. 0.19% 0.36% 0.29% 0.16% 0.04% 0.21% 0.16% 0.09% 0.21% 0.01% 0.12% 2019 2020 2021 2022 2023 1Q24 2Q24 Acquired NCOs Originated NCOs

6 Credit Quality Summary • Criticized loans = $498.4 million • Criticized assets = $522.7 million • Total criticized assets were flat quarter over quarter ($ in millions, excluding PCD loans) Quarterly Criticized Loans $287.1 $304.5 $293.4 $350.3 $339.9 $225.0 $223.4 $213.2 $174.1 $158.5 2Q23 3Q23 4Q23 1Q24 2Q24 Special Mention Substandard (continued) Commercial Real Estate Criticized Loans Breakdown as of June 30, 2024 37% 25% 21% 11% 6% CRE Office CRE Retail CRE Hotel CRE Industrial CRE Other Total CRE Criticized $311.6 million, down 4.6% from 1Q24 $498.4$512.1 $527.9 $506.6 $524.4

7 Allowance For Credit Losses Summary • General reserve reflects current Texas and National economic outlook on economy and recessionary risk • Consistent Moody’s forecast weighting utilized in the 2Q24 ACL calculation compared to 1Q24 • General reserves represent 96% of the total ACL • Q-Factors represent 33 bps of the general reserve 1.16% Coverage // ACL increase of 11 bps from 2Q23 Loan balances subject to the ACL methodology remained relatively flat from March 2024 ACL increased $1.4 Million from 1Q24 ACL / Total Loans, excluding MW = 1.23% 0.96% 1.00% 1.05% 1.14% 1.14% 1.15% 1.16% 1.01% 1.07% 1.10% 1.19% 1.19% 1.21% 1.23% 0.90% 0.95% 1.00% 1.05% 1.10% 1.15% 1.20% 1.25% 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 ACL to Total Loans ACL to Total Loans, excluding MW ACL Coverage Trend Analysis

8 Capital Summary • Bought back $3.5 million of outstanding common stock under the stock buyback program at an average purchase price of $19.91, or 96.6% TBV/Share • CET1 increase primarily driven by earnings and a decrease in unfunded commitments • RWA down $291 million, or 2.5%, from 2Q23 • TBV increased to $20.62 quarter over quarter Capital Levels Capital Ratio 2Q24 2Q23 2Q24 (includes AOCI) CET1 Capital 10.49% 9.76% 9.82% Tier 1 Capital 10.75% 10.01% 10.08% Total Capital 13.45% 12.51% 12.78% Tangible Book Value Trend since IPO in 2014 CAGR 9.2% CAGR adding back dividends1 11.1% 1 Total dividends of $193.9 million included in the CAGR calculation. CET1 at 10.49%, up 12 bps quarter over quarter VHI Risk Weighted Assets Trend $12,000 $11,986 $11,742 $11,617 $11,388 $11,407 $11,451 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 ($ in Millions) $8.96 $9.59 $13.82 $12.75 $14.74 $14.73 $15.70 $17.49 $18.64 $20.21 $20.62 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2Q24

9 Year To Date Change in Deposits Deposits Summary • Total deposits increased $71.0 million during 2Q24, or 3% annualized • LDR decreased to 91.8%, from 105.4%, year over year • LDR, excluding MW loans, decreased to 85.9% from 100.4% year over year • Wholesale funding reliance at the Bank level is 18.9% 8 Quarter Term Funding Maturity Schedule $1,273,488 $1,041,242 $975,794 $368,429 $26,497 $11,339 $4,553 $3,424 5.17% 5.20% 5.02% 4.96% 4.55% 4.14% 3.05% 3.14% 0.08% 1.08% 2.08% 3.08% 4.08% 5.08% 6.08% 7.08% 8.08% 00%549631772268354985%0611924732864950%581672173084934056%16972782390455308%616712938429505%14682773184090351%662749837924005563%18726813949520615%2478387419500136%27638499470251065%73288369495062171%2534884975060123%7318649490571262075%833894605961722%8135449850761702%3384196504916722730%8593405616972882%3914554061772803%843951066149277328%4095035166279838%92401556417278390%485306116724938742%950013627638599%48025116742837945%005863171268349497%5206012373864959%0581262178439470%551068732813694495%07617023384296505%9168273189440257%165207883391460549%6177280343952066%1592783841904512%6727530889340156164%7278390495306216%725388495109146%2277385409803511662%7483794005963172%2683549850611924%732874955008136217%3849470561069732%8239455086 Amount Wtd Avg Rate 12 Month Trend of Total Cost of Deposits $225.8 ($ in Millions) ($29.7) $51.0 2.85% 2.95% 3.16% 3.33% 3.35% 3.41% 3.44% 3.40% 3.41% 3.42% 3.42% 3.49% 3.48% Total Cost of Deposits $3.3 $191.5 $4.0 ($59.3)

10 Loans Summary • Total loans grew 2.9% annualized in 2Q24 • Year to date change in loans driven by a $190.2 million increase in MW loans and $143.0 million increase in Multifamily slightly offset by a $197.7 million decrease in construction loans • 42% of 2024 payoffs were from the CRE portfolio • CRE ADC Construction Unfunded Balances decreased 51%, year over year, to $663 Million Quarterly Loan Commitment Production and Commitment Payoffs $46.2 $19.2 Commercial and Industrial (“C&I”) Owner occupied commercial (“OOCRE”) Non-owner occupied commercial (“NOOCRE”) Construction and land 1-4 family residential Multi-family residential MW Other $190.2 $334.3 $317.0 $327.3 $282.3 $704.2 $557.2 $380.6 $490.0 $224.8 $552.9 Quarterly Loan Production / Outstanding Balance Quarterly Loan Payoffs / Outstanding Balance $42,095 $112,997 $86,712 $111,428 $34,736 $64,827 $77,848 5.00% 5.60% 4.65% 6.26% 5.09% 3.96% 4.59% - 50,000 100,00 150,00 200,00 250,00 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 Outstanding Balance Average Note Rate CRE Fixed Rate Maturities $155,725 $389,722 $273,575 $372,038 $255,734 $329,750 $166,204 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 (40,000 60,000 160,000 260,000 360,000 460,000 CRE Variable Rate Maturities ($ in Thousands) ($0.5) $12.2 Year To Date Change in Loans ($19.7) ($197.7) $143.0 ($ in Millions)

11 CRE By Type Term ADC Total Multifamily 748,740 511,051 1,259,791 Whs/Industrial 656,733 501,118 1,157,851 Retail 652,830 40,269 693,099 Office 497,566 12,240 509,806 Hotel 405,081 40,570 445,651 SFR - 342,389 342,389 Commercial and Other 153,297 119,573 272,870 Total 3,114,247 1,567,210 4,681,457 Breakdown of CRE by Term and ADC OOS % Total 119,824 3% 331,839 7% 180,074 4% 32,371 1% 85,101 2% 3,554 - 18,400 - 771,163 16% Out of State Term/ADC as % of Total CRE ($ in thousands) ($ in thousands)

12 Out of State Exposure Breakdown of Out of State Total Loans $9,784,919 % of Total National Businesses1 $1,460,548 14.9% Mortgage Warehouse 273,397 Mortgage Servicing Rights 221,214 Lender Finance 618,639 Specialty Finance 146,914 USDA and SBA 200,384 Mortgage $250,046 2.6% Out of State $976,625 10.0% Texas CRE Developers 771,163 7.9% C&I / Shared National Credits 205,462 2.1% ($ in thousands)

Net Interest Income

Summary

- 2Q24 NIM – 3.29%, up 5 bps from 1Q24
- 2Q24 Total Loans Yield – 6.88%, up 7 bps from 1Q24
- Average 2Q24 loan and deposit new production spread = 440 bps
- Average Cost of Total Deposits – 3.46%
- Average earnings assets increased to $11.8 billion as of 2Q24, up 2% from 1Q24

NII / NIM Trend
($ in Millions)



$100.8
$99.4
$95.5
$92.8
$96.2
3.51%
3.46%
3.31%
3.24%
3.29%
2Q23
3Q23
4Q23
1Q24
2Q24
Net Interest Income ("NII")
NIM

Net Interest Income Rollforward

($ in thousand)	
1Q24 Net Interest Income	**$92,806**
Impact of less nonaccrual interest reversals	1,639
Impact of loan rate changes	1,132
Impact of debt security rate changes	1,098
Impact of change in volume	481
Impact of deposit rate changes	(841)
Change in earning asset mix and other	(79)
2Q24 Net Interest Income	**$96,236**

Interest Rate Sensitivity[1]

Interest Rate Scenario	2Q24 Percentage Change From Base	EVE Shock Scenerio	2Q24 Percentage Change From Base
Up 200 bps	7.65%	Up 200 bps	-3.42%
Up 100 bps	3.93%	Up 100 bps	-1.12%
BASE CASE	0.00%	BASE CASE	0.00%
Down 100 bps	-4.58%	Down 100 bps	-1.41%
Down 200 bps	-7.60%	Down 200 bps	-3.67%

[1] Interest rate sensitivity is calculated using a static rate shock.

13

14 Investments and Liquidity Summary • Represents 10.6% of total assets • 86.8% in AFS securities • Effective duration = 3.8 Years • 2Q24 portfolio yield = 4.58% • Uninsured and uncollateralized deposits was 31.4% on June 30, 2024 Debt Investments as % of Total Assets 89.4% 10.6% Other Assets Investment Portfolio Total Assets: $12.7 Billion Sources of Liquidity as of June 30, 2024 Current on-balance sheet: Cash and equivalents $651,837 Unpledged AFS securities 168,146 Total on-balance sheet 819,983 Fed Funds borrowing capacity 150,000 FHLB remaining borrowing capacity 2,162,162 Federal Reserve discount window 3,264,603 Brokered deposits available1 107,652 Total available sources 5,684,417 Total Liquidity $6,504,400 1 Brokered deposits available is driven by Company policy and not market availability. Total Available Liquidity $4,196 $5,321 $6,256 $6,197 $6,355 $6,504 $6,717 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 7/22/2024

15 Operating Noninterest Income Noninterest Income and Expense Summary • 2Q24 operating noninterest income = $10.6 Million • 2Q24 operating noninterest expense = $62.4 Million $36.0 $18.8 $- $- SBA USDA $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 1Q24 Prodcution 2Q24 Prodcution SBA and USDA Quarter over Quarter Production ($ in millions) Operating Noninterest Expense 47% 21% 12% 3% 17% Service charges and fees on deposit accounts Loan fees Government guaranteed loan income, net Customer swap income Other income 52% 7% 9% 8% 3% 4% 1% 16% Salaries and employee benefits Occupancy and equipment Professional and regulatory fees Data processing and software expense Marketing Amortization of intangibles Telephone and communications Other $62.4 Million $10.6 Million

A BETTER STATE OF BANKING © 2024 Veritex Bank Member FDIC Supplemental Information Veritex Holdings, Inc. Second Quarter 2024 Results

17 Reconciliation of Non-GAAP Financial Measures

18 Reconciliation of Non-GAAP Financial Measures

19 Reconciliation of Non-GAAP Financial Measures

20 Reconciliation of Non-GAAP Financial Measures

21 Reconciliation of Non-GAAP Financial Measures

A BETTER STATE OF BANKING Veritex Holdings, Inc. Second Quarter 2024 Results © 2024 Veritex Bank Member FDIC